                                 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[ X ]  Filed by the Registrant
[ _ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ _ ]  Preliminary Proxy Statement
[ _ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ _ ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[ _ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                               The Pillar Funds
           ---------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    -----------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A (previously paid with the filing of the Definitive Proxy Statement on December 20, 1995).
[ _ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ _ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
          ____________________________________________________________________

       2)  Aggregate number of securities to which transaction applies:

           ____________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/

           ____________________________________________________________________

       4)  Proposed maximum aggregate value of transaction:

           ____________________________________________________________________

       5)  Total fee paid:

           ____________________________________________________________________

[ _ ]  Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           _______________________________

       2)  Form, Schedule or Registration Statement No.:

           _______________________________

       3)  Filing Party:

           _______________________________

       4)  Date Filed:

           _______________________________

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                       IMPORTANT SHAREHOLDER INFORMATION


                                THE PILLAR FUNDS

  The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Trust. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

  We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Trust to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, the Trust may bear the expense of follow-up solicitations.

  Please take a few moments to exercise your right to vote. Thank you.

                               THE PILLAR FUNDS

Dear Shareholder,

  The attached proxy statement solicits your vote as a Shareholder of The Pillar Funds (the "Trust") on an important proposal being recommended by the Board of Trustees. Even if you are not currently a Shareholder of the Trust, you are still eligible to vote. Votes are solicited from Shareholders of record as of December 12, 1995.

  A Special Meeting of the Shareholders of The Pillar Funds has been scheduled for Friday, February 9, 1996. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement.

  The attached proxy statement is designed to give you further information relating to the proposal on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposal described in the proxy statement relates to the following matter:

1. TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES (VOTED ON BY THE SHAREHOLDERS OF THE TRUST AS A WHOLE).

  Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call 1-800-932-7782. Thank you for taking the time to consider this important proposal and for your investment in The Pillar Funds.

                                                  Sincerely,

                                                  /s/ David G. Lee

                                                  David G. Lee
                                                  President and Chief
                                                   Executive Officer
                                                  The Pillar Funds

                               THE PILLAR FUNDS
                           680 EAST SWEDESFORD ROAD
                                WAYNE, PA 19087

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 9, 1996

  Notice is hereby given that a Special Meeting of Shareholders of The Pillar Funds (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, on Friday, February 9, 1996 at 3:30 p.m., Eastern time to consider and act on the following matter:

  1. To consider and act upon a proposal to elect a Board of Trustees (voted on by the Shareholders of the Trust as a whole).

  In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            RICHARD W. GRANT, SECRETARY

  Each shareholder is cordially invited to attend the meeting. However, if you are unable to be present at the meeting, you are requested to mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that the meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on December 12, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.

January 4, 1996

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                               THE PILLAR FUNDS
                           680 EAST SWEDESFORD ROAD
                                WAYNE, PA 19087

                               -----------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Pillar Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held on February 9, 1996 at 3:30 p.m. Eastern time at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Trust of record at the close of business on December 12, 1995 (the "Shareholders") are entitled to vote at the Meeting. As of December 12, 1995, the approximate number of units of beneficial interest ("shares") issued and outstanding for The Pillar Funds was 921,720,038.157. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting.

  In addition to the solicitation of proxies by mail, (i) Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, the Trust's administrator, located at 680 East Swedesford Road, Wayne, PA 19087, and (ii) the officers and employees of the United Jersey Bank, the Trust's investment adviser, located at 210 Main Street, Hackensack, NJ 07601, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust. The proxy and this Proxy Statement are being mailed to Shareholders on or about January 4, 1996.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

  The Trust will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 1994, its unaudited semi-annual report for the six-month period ended June 30, 1995 and, when available, its annual report for its fiscal year ended December 31, 1995 to any shareholder requesting such report(s). Request for such report(s) should be made in writing to The Pillar Funds, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-932-7782.

I. ELECTION OF TRUSTEES

  At the Meeting, it is proposed that five Trustees will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Arthur L. Berman, James B. Grecco, Raymond Konrad, Robert A. Nesher and Christine H. Yackman. Messrs. Berman,

Konrad and Nesher are currently members of the Board of Trustees while the two other nominees, Mr. Grecco and Ms. Yackman, have not previously been elected by the shareholders and have not previously served on the Board.

  Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. Under Massachusetts law, a trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") is not required to hold an annual meeting. The Trust has availed itself of this provision and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

  Even with the elimination of routine annual meetings, the Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Declaration of Trust and By-Laws of the Trust. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by the shareholders. The Trust may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

  A meeting may also be called by shareholders holding at least 10% of the Shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in
Section 16(c) of the 1940 Act applied. In addition, Massachusetts law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the Shares entitled to vote at the meeting.

  Each of the nominees has consented to being named in this Proxy Statement and to serve as a Trustee if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Trust may recommend. Trustees will be elected by a plurality of shareholders entitled to vote that are present in person or by Proxy at the Meeting. If you give no voting instructions, your Shares will be voted for all nominees named herein for Trustee and in favor of any remaining proposal described in this proxy statement.

INFORMATION REGARDING NOMINEES

  The following information is provided for each nominee. It includes his or her name, position with the Trust, age, length of trusteeship (if applicable), amount of Shares of the Trust beneficially owned, principal occupations or employment during the past five years, and trusteeships with other companies which file reports periodically with the Securities and Exchange Commission.

                                                                     SHARES OF THE
                                                                         TRUST
                                                                      BENEFICIALLY
                                       BUSINESS EXPERIENCE           OWNED  AS OF
   NAME AND POSITION               DURING  THE PAST FIVE YEARS,      NOVEMBER 30,
     WITH THE TRUST       AGE       INCLUDING ALL TRUSTEESHIPS           1995      PERCENTAGE
   -----------------      ---      ----------------------------      ------------- ----------
Arthur L. Berman           68  President, Bertek, Inc.                  51,284.209     **
 Trustee since 1995
James B. Grecco            62 President, Grecco Auto Body Inc.;            0           **
 Nominee for Trustee          President, Grecco Auto Imports Inc.;
                              President, Joyce Motor Corp.;
                              President, Grecco Auto Leasing Inc.;
                              President, Grecco Lincoln Mercury Inc.
Raymond Konrad             59 Chairman and Chief Executive Officer         0           **
 Trustee since 1991           of American Compressed Gases Inc.
                           49 Retired since 1994. Director,                0           **
Robert A. Nesher*             Executive Vice President of SEI
 Trustee and Chairman of      Corporation 1986-94. Director and
 the Board of Trustees        Executive Vice President of the
 since 1991                   Administrator and Distributor 1981-94.
Christine H. Yackman       34 Executive and Corporate Officer,       10,633,306.05     **
 Nominee for Trustee          Edgeboro Disposal, Inc. and Affiliated
                              Companies; Officer Manager, Herbert
                              Sand Co., Inc.;

--------
* "Interested person" within the meaning of the 1940 Act. Mr. Nesher was Director and Executive Vice President of the Trust's Administrator and Distributor.

** Less than 1%.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

  At an in person meeting on November 16, 1995, the Board recommended that shareholders vote for each of the nominees for Trustee named herein. In considering the nomination of the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of the nominees and the efficient conduct of the Trust's business. In this latter regard, the Trustees took into account that the resignation of three trustees (for personal reasons and not because of any disagreement with respect to management of the Trust) had reduced the Board's flexibility in appointing new or replacement members in light of the 1940 Act restrictions described above.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

  The favorable vote of a plurality of Shares represented at the Meeting at which a majority of shareholders entitled to vote is present is required for the election of the Trustees. If the Trustees are not approved by the shareholders of the Trust, the current Board of Trustees will consider alternative nominations.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL I.
                                                  ---

                            ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

  Information about the Trust's current Trustees and principal executive officers, including their names, ages, positions with the Trust, length of such positions and principal occupations or employment during the past five years, is set forth below. Each officer of the Trust will hold such office until a successor has been elected by the Board of Trustees.

                                                                         SHARES OF THE TRUST
                                            BUSINESS EXPERIENCE DURING   BENEFICIALLY OWNED
                      POSITION WITH            THE PAST FIVE YEARS,      AS OF DECEMBER 12,
      NAME              THE TRUST      AGE   INCLUDING ALL TRUSTEESHIPS        1995**
      ----         ------------------- --- ----------------------------  -------------------
Arthur L. Berman   Trustee since 1995.  68 See "Information Regarding            ***
                                           Nominees."
Raymond Konrad     Trustee since 1991.  59 See "Information Regarding            ***
                                           Nominees."
Robert A. Nesher*  Trustee and          49 See "Information Regarding            ***
                   Chairman of the         Nominees."
                   Board since 1991.
David G. Lee       President and Chief  43 Senior Vice President of the          ***
                   Executive Officer       Distributor since 1993. Vice
                   since 1994.             President of the Distributor
                                           since 1991. President, GW
                                           Sierra Trust Funds prior to
                                           1991.
Kevin P. Robins    Vice President and   34 Senior Vice President,                ***
                   Assistant Secretary     General Counsel of SEI
                   since 1993.             Corporation, the Manager and
                                           Distributor since 1994. Vice
                                           President and Assistant
                                           Secretary of the Manager and
                                           Distributor, 1992-94.
                                           Associate, Morgan, Lewis &
                                           Bockius LLP (law firm),
                                           prior to 1992.

                                                                          SHARES OF THE TRUST
                                             BUSINESS EXPERIENCE DURING   BENEFICIALLY OWNED
                       POSITION WITH            THE PAST FIVE YEARS,      AS OF DECEMBER 12,
       NAME              THE TRUST      AGE  INCLUDING ALL TRUSTEESHIPS         1995**
       ----         ------------------- --- ----------------------------  -------------------
Robert B. Carroll   Vice President and   35 Vice President and Assistant          ***
                    Assistant Secretary     Secretary of SEI
                    since 1994.             Corporation, the Manager and
                                            Distributor since 1994.
                                            United States Securities and
                                            Exchange Commission,
                                            Division of Investment
                                            Management, 1990-94.
                                            Associate, McGuire, Woods,
                                            Battle & Booth (law firm),
                                            prior to 1990.
Kathryn L. Stanton  Vice President and   37 Vice President and Assistant          ***
                    Assistant Secretary     Secretary of SEI
                    since 1994.             Corporation, the Manager and
                                            Distributor since 1994.
                                            Associate, Morgan, Lewis &
                                            Bockius LLP (law firm),
                                            1989-94.
Joseph M. Lydon     Vice President and   36 Director of Business                  ***
                    Assistant Secretary     Administration of Fund
                    since 1995.             Resources, a division of SEI
                                            Corporation since 1995. Vice
                                            President of Fund Group and
                                            Vice President of Dreman
                                            Value Management (investment
                                            adviser), President of
                                            Dreman Financial Services,
                                            Inc. prior to 1995.
Todd Cipperman      Vice President and   29 Vice President and Assistant          ***
                    Assistant Secretary     Secretary of SEI
                    since 1995.             Corporation, the Manager and
                                            Distributor since 1995.
                                            Associate, Dewey Ballantine
                                            (law firm), 1994-95.
                                            Associate, Winston & Strawn
                                            (law firm), 1991-94.

                                                                             SHARES OF THE
                                             BUSINESS EXPERIENCE DURING   TRUST BENEFICIALLY
                      POSITION WITH        THE PAST FIVE YEARS, INCLUDING     OWNED AS OF
      NAME              THE TRUST      AGE        ALL TRUSTEESHIPS        DECEMBER 12, 1995**
      ----         ------------------- --- ------------------------------ -------------------
Richard W. Grant   Secretary since      50 Partner of Morgan, Lewis &             ***
                   1991.                   Bockius LLP (law firm),
                                           Counsel to the Trust,
                                           Administrator and
                                           Distributor.
Sandra K. Orlow    Vice President and   42 Vice President and Assistant           ***
                   Assistant Secretary     Secretary of SEI
                   since 1991.             Corporation, the Manager and
                                           Distributor since 1983.
Stephen G. Meyer*  Controller and       30 Vice President and                     ***
                   Chief Financial         Controller of Fund
                   Officer since 1995.     Resources, a division of SEI
                                           Corporation, March 1995-
                                           Present. Director--Internal
                                           Audit and Risk Management--
                                           SEI Corporation, 1992 to
                                           March 1995. Coopers &
                                           Lybrand L.L.P., Senior
                                           Associate, 1990-1992.
                                           Vanguard Group of
                                           Investments, Internal Audit,
                                           prior to 1990.

--------
*   "Interested person" within the meaning of the 1940 Act.
** This information has been provided by each Trustee and Officer of the Trust. *** As of December 12, 1995, to Trust management's knowledge, the Trustees and executive officers of the Trust, beneficially owned less than 1% of the outstanding shares of the Trust.

  The Trust pays each Trustee who is not also an officer or affiliated person an annual fee of $7,000 plus travel and other expenses incurred in attending Board meetings. For the fiscal year ended December 31, 1994, the Trust paid approximately $22,857.53 in Trustees' fees and expenses. The Trust's officers are paid by SEI or its affiliates.

  The aggregate compensation paid by the Trust to each of the Trust's Trustees serving during the fiscal year ended December 31, 1994 is set forth in the compensation table below.

                              COMPENSATION TABLE

                                                                                       TOTAL COMPENSATION
                                                                                       FROM REGISTRANT AND
                                                                                        FUND COMPLEX PAID
                             AGGREGATE     PENSION OR RETIREMENT ESTIMATED ANNUAL      TO TRUSTEES FOR THE
    NAME OF PERSON,      COMPENSATION FROM  BENEFITS ACCRUED AS   BENEFITS UPON         FISCAL YEAR ENDED
       POSITION           REGISTRANT/(1)/  PART OF FUND EXPENSES    RETIREMENT    DECEMBER 31, 1994 /(1)(2)/
    ---------------      ----------------- --------------------- ---------------- -----------------------------
Donald Mann,
 Trustee***/****              $3,500                N/A                N/A                   $3,500
Thomas Ehrhart,
 Trustee*/****                $7,000                N/A                N/A                   $7,000
Raymond Konrad,
 Trustee                      $7,000                N/A                N/A                   $7,000
Pasquale V. Mazzarulli,
 Trustee**                    $5,250                N/A                N/A                   $5,250
Robert A. Nesher,
 Trustee****                  $    0                N/A                N/A                   $    0

--------
/(1)/ Amounts do not include travel expenses.
/(2)/ The rules of the Securities and Exchange Commission require separate disclosure of compensation of trustees for service on all investment companies within a "Fund Complex." In this instance the Trust constitutes the entire "Fund Complex" so the amounts set forth in this column are the same as those set forth in the first column.
* The Trust is not aware of any transactions in securities issued by the Adviser prior to Mr. Ehrhart's retirement on May 22, 1995.
**    Retired effective December 11, 1995.
*** The Trust is not aware of any transactions in securities issued by the Adviser prior to Mr. Mann's retirement on December 7, 1994.
**** A Trustee who is an "interested person" as defined in the Investment Company Act of 1940, as amended.

  There were four meetings of the Board of Trustees held during the fiscal year ended December 31, 1994. In such fiscal year, all current Trustees attended at least 75% of the meetings of the Board of Trustees held during their respective terms.

  The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Audit Committee (after the retirement of Messrs. Ehrhart* and Mazzarulli) are Messrs. Konrad and Nesher*. The Audit Committee met twice during the fiscal year ended December 31, 1994. In such fiscal year, all members attended 100% of the meetings of the Audit Committee held during their respective terms.

INDEPENDENT ACCOUNTANTS

  A majority of the Trust's Board of Trustees who are not "interested persons" of the Trust have selected Arthur Andersen LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1995. A representative of Arthur Andersen LLP is expected to be available by telephone at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders.

BENEFICIAL OWNERS

  To the knowledge of Trust Management, as of December 12, 1995, the following were beneficial owners of 5% or more of the outstanding Shares of any Fund.

                                                                AMOUNT OF
                                                                BENEFICIAL         PERCENT OF
          FUND                     NAME AND ADDRESS             OWNERSHIP     BENEFICIAL OWNERSHIP
          ----                     ----------------          ---------------- --------------------
U.S. Treasury Securities
 Money Market:
  Class A Shares          United Jersey Bank                 457,681,841.0700        99.99%
                          Attn: Patricia Kyritz
                          P.O. Box 547
                          Hackensack, NJ 07602
  Class B Shares          Eugene W. Binkowski &                  768,143,6500        25.77%
                          Harriet Binkowski JTTN
                          194 Wheaton PL
                          Rutherford, NJ 07070

--------
* A Trustee who is an "interested person" as defined in the Investment Company Act of 1940, as amended.

                                                               AMOUNT OF
                                                               BENEFICIAL        PERCENT OF
          FUND                     NAME AND ADDRESS            OWNERSHIP    BENEFICIAL OWNERSHIP
          ----                     ----------------          -------------- --------------------
                          Newark Beth Israel                     449,482.55        15.08%
                          Medical Center
                          201 Lyons Avenue
                          Newark, NJ 07112
                          Bak A. Lum                             400,850.37        13.45%
                          Employees Pension Plan
                          Harvey B. Fine Trustee
                          P.O. Box 1634
                          Linden, NJ 07086
                          Josepha Weitzmann Fiedler              230,706.80         7.74%
                          UJB Central c/o
                          Insurance Services Group
                          210 Main Street,
                          4th Floor
                          Hackensack, NJ
                          07601-7311
Prime Obligation
 Money Market
  Class A Shares          United Jersey Bank                 256,154,447.49        98.82%
                          Attn: Patricia Kyritz
                          P.O. Box 547
                          Hackensack, NJ 07602
  Class B Shares          Medical Brokers, Inc.                  897,193.49        13.05%
                          Two Princess Road
                          Lawrenceville, NJ 08648
                          Jamieson Moore Peskin                  498,561.73         7.25%
                          & Spicer
                          800 Alexander Park
                          Princeton, NJ 08543
Tax-Exempt Money Market:
  Class A Shares          United Jersey Bank                 168,788,751.20        98.74%
                          Attn: Patricia Kyritz
                          P.O. Box 547
                          Hackensack, NJ 07602

                                                             AMOUNT OF
                                                            BENEFICIAL        PERCENT OF
         FUND                    NAME AND ADDRESS            OWNERSHIP   BENEFICIAL OWNERSHIP
         ----                    ----------------          ------------- --------------------
  Class B Shares        Moe & Peter Kessler TTEES           1,213,082.37        22.02%
                        Sylvia Kessler IRREV
                        INT-VIV Trust
                        FBO Sylvia Kessler
                        C/F Outwater Plastics
                        4 Passaic Street
                        Woodbridge, NJ 07075-1004
                        P.K. Sharma &                         346,900.19         6.30%
                        Sarika Sharma JTTN
                        28 Laurie Drive
                        Englewood Cliffs, NJ 07832
                        Ignazid Cagnialosi                    301,796.11         5.48%
                        417 Saddle Back Trail
                        Franklin Lakes, NJ 07417
                        Albert Kleinman                       287,926.41         5.23%
                        153 Charlotte PL
                        Englewood Cliffs, NJ 07632
Short-Term Investment:
  Class A Shares        United Jersey Bank                   606,718.136        19.90%
                        c/o Eagle Trust Company
                        Attn: Suzanne Levy
                        680 Swedesford Road
                        Wayne, PA 19087
                        United Jersey Bank                 2,368,704.152        77.68%
                        Attn: Patricia Kyritz
                        P.O. Box 547
                        Hackensack, NJ 07602
  Class B Shares        United Jersey Bank                    10,591.713         5.15%
                        Central NA as collateral
                        FBO Jacob M. Mamroud
                        16 Cromnielin Ct.
                        East Brunswick, NJ 08816
                        Yuet K. Chan-Li &                     32,078.946        15.60%
                        Bun Kai Chan JTTN
                        11 Elsworth Drive
                        Robbinsville, NJ 08691

                                                           AMOUNT OF
                                                          BENEFICIAL        PERCENT OF
        FUND                   NAME AND ADDRESS            OWNERSHIP   BENEFICIAL OWNERSHIP
        ----                   ----------------          ------------- --------------------
                      Albert S. Bendelac                    20,788.462        10.08%
                      370 S. Stanworth Drive
                      Princeton, NJ 08540
                      Young I. Chung                        14,042.236         6.83%
                      8 Lenape Lane
                      Princeton Junction, NJ 08550
                      Val L. Fitch                          11,887.731         5.78%
                      292 Hartley Avenue
                      Princeton, NJ 08550
Fixed Income:
  Class A Shares      United Jersey Bank                   834,823.324         7.67%
                      c/o Eagle Trust Company
                      Attn: Suzanne Levy
                      680 East Swedesford Road
                      Wayne, PA 19087
                      United Jersey Bank                 9,456,344.525        86.85%
                      Attn: Patricia Kyritz
                      P.O. Box 547
                      Hackensack, NJ 07602
New Jersey Municipal
 Securities:
  Class A Shares      United Jersey Bank                 1,249,443.291        48.14%
                      c/o Eagle Trust Company
                      Attn: Suzanne Levy
                      680 East Swedesford Road
                      Wayne, PA 19087
                      United Jersey Bank                   953,453.057        36.47%
                      Attn: Patricia Kyritz
                      P.O. Box 547
                      Hackensack, NJ 07602
                      United Jersey Bank                   208,425.633         8.03%
                      Attn: Patricia Kyritz
                      P.O. Box 547
                      Hackensack, NJ 07602

                                                              AMOUNT OF
                                                             BENEFICIAL        PERCENT OF
         FUND                     NAME AND ADDRESS            OWNERSHIP   BENEFICIAL OWNERSHIP
         ----                     ----------------          ------------- --------------------
                         United Jersey Bank                   183,554.909         7.07%
                         c/o Eagle Trust Company
                         Attn: Suzanne Levy
                         680 East Swedesford Road
                         Wayne, PA 19087
Intermediate Term
 Government Securities:
  Class A Shares         United Jersey Bank                    449,134.30        15.86%
                         c/o Eagle Trust Company
                         Attn: Suzanne Levy
                         680 East Swedesford Road
                         Wayne, PA 19087
                         United Jersey Bank                 1,817,259.051        64.19%
                         Attn: Patricia Kyritz
                         P.O. Box 547
                         Hackensack, NJ 07602
                         United Jersey Bank                   524,198.489        18.51%
                         Attn: Patricia Kyritz
                         P.O. Box 547
                         Hackensack, NJ 07602
Equity Value:
  Class A Shares         United Jersey Bank                 5,714,889.091        93.93%
                         Attn: Patricia Kyritz
                         P.O. Box 547
                         Hackensack, NJ 07602
  Class B Shares         Jeanette P. Branca                    29,673.591         5.35%
                         595 Ridgewood Avenue
                         Glen Ridge, NJ 07028
                         Marta L. Branca                       37,902.795         6.84%
                         595 Ridgewood Avenue
                         Glen Ridge, NJ 07028
Equity Income:
  Class A Shares         United Jersey Bank                   236,638.438         7.23%
                         c/o Eagle Trust Company
                         Attn: Suzanne Levy
                         680 East Swedesford Road
                         Wayne, PA 19087

                                                            AMOUNT OF
                                                           BENEFICIAL        PERCENT OF
        FUND                    NAME AND ADDRESS            OWNERSHIP   BENEFICIAL OWNERSHIP
        ----                    ----------------          ------------- --------------------
                       United Jersey Bank                 2,892,704.357        88.40%
                       Attn: Patricia Kyritz
                       P.O. Box 547
                       Hackensack, NJ 07602
Mid Cap Value:
  Class A Shares       United Jersey Bank                 3,163,635.723        94.52%
                       Attn: Patricia Kyritz
                       P.O. Box 547
                       Hackensack, NJ 07602
International Growth:
  Class A Shares       United Jersey Bank                   380,114,388        42.74%
                       Attn: Patricia Kyritz
                       P.O. Box 547
                       Hackensack, NJ 07602
                       United Jersey Bank                   439,869.498        49.45%
                       Attn: Patricia Kyritz
                       P.O. Box 547
                       Hackensack, NJ 07602
                       United Jersey Bank                    66,626.666         7.49%
                       c/o Eagle Trust Company
                       Attn: Suzanne Levy
                       680 E. Swedesford Road
                       Wayne, PA 19087
  Class B Shares       P.K. Sharma                           13,557.345        23.97%
                       28 Laurie Drive
                       Englewood Cliffs,
                       NJ 07632-2222
Balanced Growth:
  Class A Shares       United Jersey Bank                 2,515,880.283        94.65%
                       Attn: Patricia Kyritz
                       P.O. Box 547
                       Hackensack, NJ 07602
                       United Jersey Bank                   141,928.251         5.34%
                       Attn: Patricia Kyritz
                       P.O. Box 547
                       Hackensack, NJ 07602

                                                            AMOUNT OF
                                                           BENEFICIAL       PERCENT OF
         FUND                    NAME AND ADDRESS           OWNERSHIP  BENEFICIAL OWNERSHIP
         ----                    ----------------          ----------- --------------------
Pennsylvania Municipal
 Securities:
  Class A Shares        United Jersey Bank                 314,970.733        96.44%
                        Attn: Patricia Kyritz
                        P.O. Box 547
                        Hackensack, NJ 07602
  Class B Shares        Diane Edelstein                      4,646.527        15.02%
                        761 Canterbury Drive
                        Yardley, PA 19067-4434
                        George A. Warner &                   2,436.647         7.88%
                        D. Lorraine Warner JTTN
                        14 Shagbark Ct. W
                        Harleysville, PA 19438
                        Margaret A. Wernelt                  9,230.995        29.84%
                        16 1/2 Third Avenue
                        Lehightown, PA 18236
                        Rose M. Lutinsky                     2,069.869         6.69%
                        916 South Street
                        Freeland, PA 18224
                        James Dalsasso &                     2,160.954         6.98%
                        Barbara N. Dalsasso JTTN
                        1934 Windsor Road
                        Bethlehem, PA 18017
                        Peter W. Petrocko                    5,402.382        17.46%
                        508 12th Avenue
                        Bethlehem, PA 18018
GNMA:
  Class A Shares        United Jersey Bank                 504,758.332        58.57%
                        c/o Eagle Trust Company
                        Attn: Suzanne Levy
                        680 Swedesford Road
                        Wayne, PA 19087
                        United Jersey Bank                 204,436.799        23.72%
                        c/o Eagle Trust Company
                        Attn: Suzanne Levy
                        680 Swedesford Road
                        Wayne, PA 19087

                                                         AMOUNT OF
                                                        BENEFICIAL        PERCENT OF
       FUND                  NAME AND ADDRESS            OWNERSHIP   BENEFICIAL OWNERSHIP
       ----                  ----------------          ------------- --------------------
                    United Jersey Bank                   114,082.215        13.24%
                    Attn: Patricia Kyritz
                    P.O. Box 547
                    Hackensack, NJ 07602
U.S. Treasury Plus
 Money Market:
  Class A Shares    John Zucarelli,                    10,883,100.08        14.15%
                    Lillian Zucarelli &
                    John Zucarelli III
                    National Environmental
                    Services Inc.
                    and Stony Brook Leasing
                    189 Stony Brook Road
                    P.O. Box 247
                    Hopewell, NJ 08525-0247

  As of December 12, 1995, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Shares of the Trust.

SUBMISSION OF SHAREHOLDER PROPOSALS

  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to be considered to the Trust within a reasonable time in advance of any such meeting for inclusion in the Trust's proxy statement and form of proxy for such meeting. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Trustee from office, and if such a request is made, the Trust will assist with shareholder communications in connection with the meeting.

REQUIRED VOTE

  Approval of the Proposal requires the affirmative vote of a plurality of the shares voted at a Meeting at which a majority of the Shares entitled to vote are present in person or represented by proxy.

  Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present.

DISTRIBUTION

  SEI Financial Services Company ("SFS"), a wholly-owned subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, PA 19087, acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated February 28, 1992, between the Trust and SFS.

ADJOURNMENT

  In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

OTHER MATTERS

  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            RICHARD W. GRANT
                                            Secretary

Dated: January 4, 1996